UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 17, 2025
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HOME BANCSHARES, INC.
(Exact name of Registrant as Specified in Its Charter)
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Arkansas	001-41093	71-0682831
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
719 Harkrider, Suite 100
Conway, Arkansas 72032
(Address of Principal Executive Offices) (Zip Code)
(501) 339-2929
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HOMB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
The 2025 Annual Meeting of Shareholders of Home BancShares, Inc. (the “Company”) was held on April 17, 2025. The following items of business were presented to the shareholders:
(1) The thirteen directors were elected as proposed in the Proxy Statement, under the caption “Election of Directors” with votes cast as follows:

	Total Vote For Each Director	Total Vote Withheld For Each Director	Total Broker Non-Vote For Each Director
John W. Allison	145,798,012	2,550,910	26,142,650
Brian S. Davis	141,612,360	6,736,562	26,142,650
Milburn Adams	145,741,195	2,607,727	26,142,650
Robert H. Adcock, Jr.	146,387,836	1,961,086	26,142,650
Mike D. Beebe	146,975,909	1,373,013	26,142,650
Jack E. Engelkes	145,313,785	3,035,137	26,142,650
Karen E. Garrett	147,712,237	636,685	26,142,650
James G. Hinkle	143,404,751	4,944,171	26,142,650
Alex R. Lieblong	143,104,309	5,244,613	26,142,650
Thomas J. Longe	144,113,385	4,235,537	26,142,650
Jim Rankin, Jr.	131,995,420	16,353,502	26,142,650
Larry W. Ross	147,753,534	595,388	26,142,650
Donna J. Townsell	144,963,259	3,385,663	26,142,650
(2) The Company’s executive compensation was approved as proposed in the Proxy Statement under the caption “Advisory (Non-Binding) Vote Approving Executive Compensation” with votes cast as follows: 139,383,125 votes for, 8,250,884 votes against, 714,912 votes abstaining and 26,142,650 broker non-votes.
(3) The amendment to the Company’s Restated Articles of Incorporation, as amended, to increase the number of authorized shares of common stock from 300,000,000 to 400,000,000 was approved as proposed in the Proxy Statement under the caption “Approval of Amendment to the Company’s Articles of Incorporation to Increase the Number of Authorized Shares,” with votes cast as follows: 173,034,062 votes for, 1,165,331 votes against, 292,178 votes abstaining and zero broker non-votes.
(4) The Audit Committee’s selection and appointment of the accounting firm of Forvis Mazars LLP as the Company’s independent registered public accounting firm for fiscal year 2025 was ratified with votes cast as follows: 172,368,014 votes for, 1,936,186 votes against, 187,372 votes abstaining and zero broker non-votes.
Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present, but were not treated as votes cast on a proposal. Therefore, abstentions and broker non-votes did not have the effect of a vote for or against the proposal and were not counted in determining the number of votes required for approval.
No additional business or other matters came before the meeting or any adjournment thereof.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home BancShares, Inc.

Date:	April 18, 2025	By:	/s/ Jennifer C. Floyd
Jennifer C. Floyd
Chief Accounting Officer